                                                                  EXHIBIT: 99.2
                           EAGLE FAMILY FOODS, INC.

                                EXCHANGE OFFER
                               TO HOLDERS OF ITS
                   8 3/4% SENIOR SUBORDINATED NOTES DUE 2008

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus dated      , 1998 (the "Prospectus") of Eagle
Family Foods, Inc. (the "Company") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $115,000,000 in principal amount of its 8 3/4% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") for $115,000,000 in principal amount of its 8 3/4% Senior Subordinated Notes due 2008, issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if: (i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

         TO: IBJ Schroder Bank & Trust Company (the "Exchange Agent")

                                 By Facsimile:
                                (212) 858-2611

                             Confirm by telephone:
                                (212) 858-2103

                       By Registered or Certified Mail:
                                  P.O. Box 84
                             Bowling Green Station
                            New York, NY 10274-0084
                           Attention: Reorganization
                             Operations Department

                                   By Hand:
                               One State Street
                              New York, NY 10004
                             Attention: Securities
                              Processing Window,
                                Subcellar one,
                                    (SC-1)

                             By Overnight Courier:
                               One State Street
                              New York, NY 10004
                             Attention: Securities
                              Processing Window,
                                Subcellar one,
                                    (SC-1)

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                                          Sign Here

                                          Signature(s) ________________________

                                          _____________________________________
Principal Amount of Original Notes

Tendered ____________________________     Please Print the Following
                                           Information

Certificate Nos.

(if available) ______________________     Name(s) _____________________________
                                          _____________________________________

Total Principal Amount                    Address _____________________________
Represented by Original Notes             _____________________________________
Certificate(s) ______________________     Area Code and Tel. No(s). ___________
                                          _____________________________________

Account Number ______________________

Dated:        , 1998

GUARANTEE

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of under the Securities Exchange Act of 1934, (b) that such tender of the
above-described securities complies with Rule     and (c) that delivery to the
Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                                          _____________________________________
                                          Name of Firm

                                          _____________________________________
                                          Authorized Signature

                                          _____________________________________
                                          Number and Street or P.O. Box

                                          _____________________________________
                                          City          State    Zip Code

                                          _____________________________________
                                          Area Code and Tel. No.

Dated:        , 1998